Exhibit 10.10
Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 29, 2022 (this “Agreement”), is by and among OAKTRUST OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (defined below)) solely for purpose of Section VI hereof, KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the “Agent”), and the Lenders (defined below) party hereto.
RECITALS
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of August 11, 2022 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”).
WHEREAS, as permitted by Section 11.3 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms and conditions of this Agreement (the Credit Agreement as so amended hereby, the “Amended Credit Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement);
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
I.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions precedent set forth in Section IV below, as of the First Amendment Effective Date:
A.    The Credit Agreement is hereby amended to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto such that, immediately after giving effect to this Agreement, the Amended Credit Agreement will read as set forth in Exhibit A.
B.    A new Schedule 1.3 to the Amended Credit Agreement, attached hereto as Schedule A, is hereby added to the Amended Credit Agreement as Schedule 1.3 thereto.
II.    ALTERNATIVE CURRENCY REVOLVING COMMITMENTS. Subject to the terms and conditions herein and in the Amended Credit Agreement, each of the Lenders set forth on Schedule A hereto (each, an “Alternative Currency Lender” and, collectively, the “Alternative Currency Lenders”) hereby agrees to become an “Alternative Currency Lender” for all purposes under the Amended Credit Agreement with an initial Alternative Currency Revolving Commitment as set forth next to such Alternative Currency Lender’s name on Schedule A. It is understood and agreed that each Alternative Currency Lender’s Alternative Currency Revolving Commitment is a sub-commitment with respect to, and not in addition to, such Alternative Currency Lender’s Revolving Credit Commitment.
III.    REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that (a) the representations and warranties made or deemed made by the Borrower or any other Loan Party in the Amended Credit Agreement and each other Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Amended Credit Agreement, and (b) immediately before and after giving effect to this Agreement, no Default or Event of Default exists.
IV.    CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “First Amendment Effective Date”) on which the following conditions are satisfied:
A.    The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Lender and the Agent.
B.    The Agent shall have received a certificate signed by an Authorized Officer of the Borrower and dated as of the First Amendment Effective Date, certifying that, after giving effect to this Agreement and the other transactions contemplated hereby, (i) the representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Amended Credit Agreement, and (ii) no Default or Event of Default exists.
C.    The Agent shall have received a customary written opinion addressed to the Lenders and the Agent and dated as of the First Amendment Effective Date from counsel to the Borrower and each Guarantor.
D.    The Agent shall have received all other amounts due and payable by the Borrower to the Agent pursuant to any Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.
V.    EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Amended Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Agreement shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Agent or the Lenders under the Amended Credit Agreement or any other Loan Document. This Agreement is not intended to and shall not constitute a novation of any of the Loan Documents or the Obligations.
VI.    CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty to which it is a party, (b) confirms that the obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty to which it is a party, (d) confirms that the Obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty to which it is a party, and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty to which it is a party. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VII.    MISCELLANEOUS.
A.    Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.
B.    On and after the date hereof, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.
C.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Agreement for all purposes. Section 11.8 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.
D.    This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 11.7 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.
E.    Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.
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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BORROWER:

OAKTRUST OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership

By:	OAK STREET NET LEASE TRUST, its general partner

	By:	/s/Michael Reiter
	Name:	Michael Reiter
	Title:	Chief Operating Officer
[Oak Street – First Amendment to Credit Agreement]

GUARANTORS:
OAK STREET NET LEASE TRUST,
a Maryland statutory trust
PROJECT PEARL PASCO LLC
OAK TRUST SUB‐REIT I, LLC
OAK TRUST SUB‐REIT II, LLC
PROJECT BRONCO FAYETTEVILLE LLC
OT CB I OWNER LLC
OT MA OWNER LLC
PROJECT EVERGREEN WA LLC
PROJECT EVERGREEN NV LLC
PASTFL001 LLC
ES PORTFOLIO OWNER LLC
ES HATX OWNER LLC
ES WFTX OWNER LLC
ES HOTX OWNER LLC
ES BROTX OWNER LLC
ES BRYTX OWNER LLC
HFAKOH001 LLC
WHRAMIA001 LLC
BACHIL001 LLC
CHWSNJ001 LLC
TEN PORTFOLIO OWNER LLC, each a Delaware limited liability company
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner
PAORON001 HOLDINGS ULC, a British Columbia unlimited liability company
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner
DOCOON001 HOLDINGS ULC, a British Columbia unlimited liability company
OT WA OWNER LLC
WBCCTX001 LLC
WBHOTX003 LLC
WBHOTX004 LLC
WBKITX001 LLC
WBPLTX001 LLC
WBSATX001 LLC, each a Delaware limited liability company
By: OAK TRUST SUB‐REIT I, LLC, its sole member
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner
[Oak Street – First Amendment to Credit Agreement]

MOUNTAIN PORTFOLIO OWNER LLC
MOUNTAIN PORTFOLIO OWNER NC LLC
MOUNTAIN PORTFOLIO OWNER LA LLC
MOUNTAIN PORTFOLIO OWNER AR LLC
MOUNTAIN METX001 LLC
MOUNTAIN IRTX001 LLC
MOUNTAIN DATX005 LLC
MOUNTAIN DATX004 LLC
MOUNTAIN DATX002 LLC
JCSEWA001 LLC, each a Delaware limited liability company
By: OAK TRUST SUB‐REIT II, LLC, its sole member
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner
MGKY001 Owner LLC, a Delaware limited liability company
By: OT MA OWNER LLC, its sole member
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner
CB Portfolio Owner LLC
CBPFTN001 LLC
CBMUTN001 LLC
CBLCTN001 LLC
CBLATN001 LLC
CBCRTN001 LLC
CBCOTN002 LLC, each a Delaware limited liability company
By: OT CB I OWNER LLC, its sole member
By: OAKTRUST OPERATING PARTNERSHIP L.P., its managing member
By: OAK STREET NET LEASE TRUST, its general partner

By:	s/Michael Reiter
Name: Michael Reiter
Title: Chief Operating Officer
[Oak Street – First Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Agent, a Lender and an Issuing Lender

By:	/s/ Joshua Mayers
Name: Joshua Mayers
Title: SVP
[Oak Street – First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By:	/s/Bryan Frese
Name: Bryan Frese
Title: Senior Vice President
[Oak Street – First Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:	/s/Margaret Kilner Grady
Name: Margaret Kilner Grady
Title: Senior Vice President
[Oak Street – First Amendment to Credit Agreement]

TRUIST BANK,
as a Lender and an Issuing Lender

By:	/s/Christopher Daniels
Name: Christopher Daniels
Title: Director
[Oak Street – First Amendment to Credit Agreement]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/Jonas L. Robinson
Name: Jonas L. Robinson
Title: Director
[Oak Street – First Amendment to Credit Agreement]

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Robert E. Goeckel
Name: Robert E. Goeckel
Title: Senior Vice President
[Oak Street – First Amendment to Credit Agreement]

S&T BANK,
as a Lender

By:	/s/Sean R. Apicella
Name: Sean R. Apicella
Title: Senior Vice President
[Oak Street – First Amendment to Credit Agreement]

SYNOVUS BANK,
as a Lender

By:	/s/Robert Haley
Name: Robert Haley
Title: Corporate Lending Officer
[Oak Street – First Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/Jack Kuhns
Name: Jack Kuhns
Title: Vice President
[Oak Street – First Amendment to Credit Agreement]

EXHIBIT A
Amended Credit Agreement
[To be attached.]